UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 24, 2004

TRM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Oregon	0-19657	93-0809419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5208 N.E. 122nd Avenue

Portland, Oregon 97230

(Address of Principal Executive Offices) (Zip Code)

(503) 257-8766

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

                        As part of the webcast presentation and teleconference referred to in Item 7.01 below, we disclosed our earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, for each quarter in fiscal 2003 and the first two quarters in fiscal 2004. EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between TRM and other companies. In addition, EBITDA is considered a reasonable approximation of gross cash flow and is one of the measures used for determining debt covenant compliance. Management believes that EBITDA information is useful to investors for these reasons. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. This EBITDA, and a reconciliation of EBITDA to Net Income, is set forth in Exhibit 99.3, below.

Item 7.01       Regulation FD Disclosure

                  Pursuant to a press release dated September 20, 2004 announcing a webcast presentation and teleconference discussion of the pending acquisition of the eFunds Corporation ATM network, on September 24, 2004, the webcast and teleconference were held. Copies of the Webcast Presentation and Teleconference Transcript are furnished as Exhibits 99.1 and 99.2, respectively.

Item 9.01       Exhibits

(c)   Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description
99.1	Webcast Presentation dated September 24, 2004, discussing TRM’s pending acquisition of eFunds ATM network.
99.2	Teleconference Transcript dated September 24, 2004, discussing TRM’s pending acquisition of eFunds ATM network.
99.3	Reconciliation of TRM EBITDA to Net Income, and of eFunds EBITDA to Net Income as reported to TRM.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation
Registrant

Date:	September 30, 2004	By:	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description
99.1	Webcast Presentation dated September 24, 2004, reporting discussion of TRM’s pending acquisition of eFunds ATM network. *
99.2	Teleconference Transcript dated September 24, 2004, reporting discussion of TRM’s pending acquisition of eFunds ATM network. *
99.3	Reconciliation of TRM EBITDA to Net Income, and of eFunds EBITDA to Net Income as reported to TRM. *

* Filed electronically herewith.